                               SECURITY AGREEMENT

                  This Security Agreement (this "Agreement") is entered into as of August 24, 2006 by and among Xeni Financial Services, Corp., a Florida corporation (the "Company") and David Goldner (the "Secured Party").

                                    RECITALS

                  A. Simultaneously with the execution of this Agreement,
MDwerks, Inc., the parent corporation of the Company, has issued to the Secured
Party a promissory note in the original principal amount of Two Hundred Fifty
Thousand ($250,000.00) (the "Note").

                  B. Also simultaneously with the execution of this Agreement, the Company has issued to Secured Party a Guaranty pursuant to which the Company has agreed to guaranty and stand surety for the repayment of the Note (the
"Guaranty").

                  C. The Secured Party is willing to accept the Note and the
Guaranty, provided that the Company and the Secured Party enter into this
Agreement and such other documents as are contemplated hereby, and that the
Company grant to Secured Party a security interest in the collateral described in this Agreement to secure the obligations of the Company under the Guaranty.

                  NOW, THEREFORE, in consideration of the representations,
warranties and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                  1. Grant of Security Interest. Subject to the terms and
conditions of this Agreement, the Company hereby grants to the Secured Party, a security interest in the collateral described on Exhibit A attached hereto, including, the Company's right, title and interest in the now owned and hereafter acquired assets described on Exhibit A, and the proceeds, increase and products of such property, and all property which the Company may receive on account of such property (collectively, the "Collateral").

                  2. Obligation Secured. This Agreement shall secure the payment and performance as and when due of the obligations of MDwerks, Inc. under the
Note and the payment and performance of the obligations of the Company under the
Guaranty and under this Agreement on the conditions set forth below.

                  3. Covenants of the Company. The Company hereby covenants and agrees with the Secured Parties as follows:

                  3.1 Defense. The Company shall defend the Collateral against any adverse claims or demands. The Company shall not without the prior written approval of the Secured Party, sell, contract for sale, discount, factor, pledge, grant or permit to arise or exist a lien or security interest of any kind (including any judgment lien) in, license, or otherwise dispose or encumber or impair the rights of the Secured Party to any of the
Collateral, until the Note has been satisfied in full in cash.

                  3.2 Cooperation. The Company shall cooperate with the Secured
Party to enable the Secured Party to obtain and maintain a fully perfected first priority security interest in the Collateral. Such cooperation shall include, without limitation, (i) assisting the Secured Party with the giving of such notices as the Secured Party deems necessary or appropriate to inform third parties of the Secured Party's security interest in the Collateral, (ii)
delivery to Secured Party any original promissory note making up any portion of the Collateral, (iii) executing from time to time such additional documents and instruments as may be requested by the Secured Party to perfect, continue or protect the security interest created by this Agreement, including any financing statements under the Uniform Commercial Code ("UCC"), as amended, and the UCC as in effect in the State of Florida, and (iv) paying the cost of filing the same in all public offices wherever filing is required by applicable law to perfect a security interest or is deemed by the Secured Parties to be necessary or desirable or otherwise to achieve the purposes of this Agreement. The Company hereby authorizes Secured Party to file Uniform Commercial Code financing statements naming the Company as the "debtor" thereunder in the jurisdiction of incorporation of the Company without the signature of the Company to the extent permitted by law.

                  3.3 Notice of Claims. The Company shall promptly advise the
Secured Party in writing of the attachment of any lien or security interest, including any judgment lien, to any portion of the Collateral and of the initiation of any legal proceedings against the Company which may have a material adverse effect on the Collateral, or the threat thereof. The Company shall promptly notify the Secured Party in writing of any event that materially affects the rights and remedies of Secured Party in relation to the Collateral, including, but not limited to, the levy of any legal process against the
Collateral.

                  3.4 Discharge. The Company will pay and discharge, as promptly as they become due and payable, all tax assessments and other governmental charges or levies imposed upon its income or upon any of its properties or assets, or upon any part thereof, as well as all lawful claims of any kind which, if unpaid, might by law become a lien or a charge upon the Collateral;
provided that the Company shall not be required to pay any such tax, assessment, charge, levy or claim if the amount, applicability or validity thereof shall currently be contested in good faith by appropriate proceedings promptly initiated and diligently conducted and the enforcement of any lien or charge upon the Collateral in respect thereof shall be stayed during any such contest and the Company shall maintain adequate reserves in respect of any such liability so contested.

                  3.5 Preserve Collateral. The Company shall maintain the
Collateral in good and saleable condition, and otherwise deal with the
Collateral in all such ways as are considered good practice by owners of like property, use it lawfully only as permitted by insurance policies, and permit
Secured Parties to inspect the Collateral at any reasonable time.

                  3.6 Pay Costs. The Company shall pay all costs and expenses, including reasonable attorneys' fees, paid or incurred by the Secured Party to enforce this

Agreement, to protect the security interest of the Secured Party in the
Collateral, or to preserve, process, develop, maintain, care for or insure the
Collateral, or any part thereof.

                  3.7 Maintain Company. The Company will notify Secured Party immediately of any proposed change in its name, identity, corporate structure, jurisdiction of incorporation (including becoming organized under the laws of any additional jurisdiction), location or location of Collateral.

                  3.8 Fulfill Obligations. The Company shall use all reasonable efforts to fulfill its contractual obligations under this Agreement and the documents contemplated thereby or hereby and the Guaranty and to cause MDwerks,
Inc. to fulfill its contractual obligations under the Note.

                  4. Representations and Warranties.

                  4.1 Representations and Warranties of the Company. The Company
represents and warrants to the Secured Party as follows:

                          (a) The Company is duly organized, validly existing
and in good standing under the laws of Florida and has the power and authority to own and operate its properties, to carry on its business as currently conducted and as proposed to be conducted and to enter into and perform this
Agreement. The Company is a corporation organized under the laws of the State of
Florida and no other or additional jurisdiction, the exact legal name of the
Company as set forth in the corporate records of Florida is as set forth in the preamble hereto and the exact corporate identification number of the Company as assigned to the Company by the State of Florida is P05000018359 and the address of the principal executive office of the Company is Windolph Center, Suite I,
1020 N.W. 6th Street, Deerfield Beach, Florida 33442.

                          (b) This Agreement constitutes a legal, valid and
binding obligation of the Company enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies.

                          (c) The execution and performance of this Agreement
has been duly authorized and will not constitute breach of or a default under the terms of the organizational documents of the Company or any agreement to which the Company is party or which it is bound or restrictions on transfer under applicable federal and state securities laws, or under any agreement or contract with any third party making up any portion of the Collateral.

                          (d) Any officers, agents or representatives acting for
or on behalf of the Company in connection with this Agreement have been duly authorized and are fully empowered to act in connection with this Agreement and all matters related thereto.

                          (e) The Company has good and marketable title, to the
Collateral free and clear any and all liens and encumbrances, covenants, conditions, restrictions, voting trust arrangements, liens, charges or encumbrances whatsoever.

                          (f) The Company recognizes that in an Event of Default
(as defined in the Note) the Secured Party may be unable to effect a public sale of all or a part of the Collateral. The Company understands that private sales so made may be at prices and on other terms less favorable to the Company than if the Collateral were sold at public sales, and agrees that the Secured Party has no obligation delay the sale of any of the Collateral. The Company agrees that private sales made under the foregoing circumstances shall be deemed to have been made in a commercially reasonable manner.

                          (g) Neither the Company nor, to the best of the
Company's knowledge, any affiliate (as such term is used in Rule 405 under the
Securities Act of 1933, as amended) have performed any acts which might prevent the Secured Party from enforcing any of the terms of this Agreement or which would limit the Secured Party in any such enforcement. No Collateral is in the possession of any person (other than the Company) asserting any claim thereto or security interest therein. The security interest created hereunder constitutes a valid security interest under the Uniform Commercial Code securing the Note to the extent that a security interest may be created in the Collateral under the
Uniform Commercial Code.

                4.2 Survival of Representations and Warranties. All of the
representations and warranties contained in this Agreement shall survive for so long as any amounts are owed under the Note.

                5. Additional Rights of Secured Parties.

                5.1 Choice of Remedies. After an Event of Default under the
Note, including any failure by the Company to perform any of its obligations and covenants hereunder or under the Guaranty, or the breach by the Company of any representations of warranties hereunder or under the Guaranty, and any waiting or notice periods required by Florida law, the Secured Party shall have the right to do any one or more of the following:

                          (a) Enter the premises of the Company and enforce and
exercise all of the rights and remedies of secured parties under the UCC as in effect in the State of Florida;

                          (b) Require the Company to assemble the Collateral and
sell the Collateral, in one or more sales, in cash or on credit or to a wholesaler, retailer or user of the Collateral, at a private or public auction, all of which shall be deemed to commercially reasonable;

                          (d) Take such measures as the Secured Party may
consider necessary or desirable to preserve, process, develop, maintain or protect the Collateral or any portion thereof; or

                          (e) Take control of any and all proceeds to which the
Secured Party is entitled.

                5.2 No Notice. The Secured Party shall have no duty or
obligation whatsoever to make or give a notice for presentment, demand for performance, notice of non-performance, notice of protest or notice of dishonor in connection with the Collateral or take any other action to preserve, protect or defend any right, title or interest of the Company with respect to any of the
Collateral. The Company waives: (a) any right to require the Secured Party to proceed against any person before any other, or to pursue any other remedy; (b)
any right to the benefit of or to direct the application of the Collateral until the obligations secured hereunder have been satisfied in full; (c) any right of subrogation to any lender until the Note has been satisfied; or (d) any right to require the Secured Party to (i) exhaust the Collateral, (ii) apply the
Collateral in any particular order, (iii) obtain any bond under claim and deliver proceedings or retain possession of and not dispose of the Collateral taken under claim and delivery proceedings until after trial or final judgment.
The Company further waives, to the fullest extent permitted by law, all rights to notice for a judicial hearing prior to the time the Secured Party takes possession or dispose of the Collateral upon default as provided herein. The
Secured Party shall not be obligated to make any sale of the Collateral or any part of it if they determine not do so, regardless of the fact that notice of sale of the Collateral may have been given. After an Event of Default under the
Notes, the Secured Party may, without notice or publication, adjourn a public or private sale of the Collateral, or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the sale was so adjourned.

                5.3 Discharge. In addition to all other rights given to the
Secured Party herein, the Secured Party may, but shall not be obligated to, discharge any or all taxes, liens, security interests or other encumbrances at any time levied or placed upon the Collateral.

                5.4 Power of Attorney and Notification. If an Event of Default
(as defined in the Note) has occurred and is continuing, the Company does hereby appoint the Secured Party as the Company's attorney-in-fact: to collect, compromise, endorse, sell or otherwise deal with the Collateral or proceeds thereof in its own name, or in the name of the Company; to endorse the name of the Company upon any notes, checks, drafts, money orders, or other instruments, documents, receipts or Collateral that may come into its possession and to apply the same in full or part payment of any amounts owing to the Secured Party; and
to give written notice to any office and officials of the post office to effect such change or changes of address that all mail addressed to Company related to the Collateral may be delivered directly to Secured Party. If an Event of
Default has occurred and is continuing, Company hereby grants to its said attorney-in-fact full power to-do any and all things necessary to be done in or about the premises as fully and effectually as Company might or could do, and hereby ratifies all that its attorney-in-fact shall lawfully do cause to be done by virtue hereof. This power of attorney is coupled with an interest and is irrevocable for the term of this Agreement for transactions hereunder and thereafter as long as the Company may be indebted to the Secured Party under the
Note.

                6. Application of Proceeds.

                6.1 Order. All proceeds of any sale of the Collateral by the
Secured Party shall be applied as follows:

                          (a) first, to the payment of all reasonable fees and
expenses incurred by the Secured Party in connection with any such sale, including, but not limited to, the expenses of advertising the Collateral to be sold, all court costs and reasonable fees of counsel for the Secured Party in connection therewith, and the payment of all reasonable costs and expenses paid or incurred by the Secured Party in connection with the exercise of any right or remedy hereunder or under the Guaranty or the Note, to the extent that such advances, costs and expenses shall not theretofore have been reimbursed to the
Secured Party; and

                          (b) second, to the payment of 100% of the outstanding
principal balance of the Note plus accrued interest, if any, on the Note, with all such payments being applied first to interest and then to principal.

                6.2 Surplus or Deficiency. Any surplus shall be delivered to the
Company. If there is any deficiency, the Company shall promptly pay it to the
Secured Party on demand.

                7. Duration of Security Interest. The grant of the security interest, and all other terms and conditions of this Agreement as set forth herein, shall terminate upon the indefeasible payment in full of the Outstanding
Balance (as defined the Note) under the Note and all of the other obligations and liabilities of MDwerks, Inc. under the Note and of the Company hereunder and under the Guaranty. On the date that such payment in full occurs, the Secured
Party shall, within ten (10) business days, execute and file such documents and instruments, including a termination statement under the UCC, as may be required to terminate the Secured Party's security interest in the Collateral.
Notwithstanding anything to the contrary contained in the foregoing, if at any time Secured Party is compelled to return any payment previously received by
Secured Party on account of the Outstanding Balance and the other obligations of
MDwerks, Inc. and the Company, including pursuant to any laws regarding preferences or fraudulent conveyances, the provisions of this Agreement and the
Liens and security interests created hereunder will be reinstated and revived until Secured Party shall have received indefeasible payment in full in cash with respect to all such returned payments.

                8. Notices: Any notice, request, demand or other communication permitted or required to be given hereunder shall be in writing and shall be deemed to have been given hereunder when it (a) shall have been sent by certified or registered United States mail, postage pre-paid or via overnight courier, or (b) shall have been delivered, in either case, if to the Company, to its principal executive offices, and if to the Secured Party to 800 South Ocean
Boulevard, Suite LPH1, Boca Raton, FL 33432, or such other address as shall hereafter be designated by notice in writing.

                9. Miscellaneous.

                9.1 Successors and Assigns. The terms and conditions of this
Agreement shall inure to the benefit of and binding upon the respective successors and permitted assigns of the parties. The Company may not assign any of its obligations hereunder without the written consent of Secured Party.

                9.2 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall deemed an original and all of which together shall constitute one instrument. This Agreement may be executed by facsimile.

                9.3 Titles and Subtitles. The titles and subtitles used in this
Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

                9.4 Attorney's Fees. If any action at law or in equity
(including arbitration) is necessary to enforce or interpret the terms of this
Agreement, the Secured Party shall be entitled to reasonable attorney's fees, costs and necessary disbursements in addition any other relief to which they may be entitled.

                9.5 Waivers. Any waiver, permit, consent or approval of any kind or character on the part of any party of a breach or default under this
Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. The waiver of any default or event of default hereunder shall not be a waiver of any other or subsequent default or event of default. The Secured Party's acceptance of partial or delinquent payments or the Secured Party's failure to exercise any rights it may have shall not waive any obligation of the Company or any rights of the Secured
Party or otherwise modify this Agreement, or waive any other similar matter.

                9.6 Remedies Cumulative; Specific Performance. The rights and remedies of the parties hereto shall be cumulative (and not alternative). In the event of any breach or threatened breach by the Company this Agreement of any covenant, obligation or other provision set forth in this Agreement for the benefit of any other party to this Agreement, such other party shall be entitled
(in addition to any other remedy that may be available to it) to (a) a decree or order of specific performance or mandamus to enforce the observance and performance of such covenant, obligation or other provision, and (b) an injunction restraining such breach or threatened breach (without any requirement to post a bond or other security).

                9.7 Severabilitv. If one or more provisions of this Agreement are held to be unenforceable under applicable law the parties agree to renegotiate such provision in good faith to achieve the closest comparable terms as is possible. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (a) such provision shall be excluded from the Agreement, (b) the balance of the Agreement shall be interpreted as if such provision were so excluded and (c) the balance of the
Agreement shall be enforceable in accordance with its terms.

                9.8 Governing Law, Jurisdiction and Venue. THIS AGREEMENT SHALL
BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF FLORIDA AND SHALL
BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF
FLORIDA. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY
SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE
SUPREME COURT OF THE STATE OF FLORIDA SITTING IN THE COUNTY OF BROWARD AND OF
THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF FLORIDA, AND ANY
APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR
RELATING TO THIS AGREEMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT,
AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES
THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND
DETERMINED IN SUCH FLORIDA OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL
COURT. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY TO THIS
AGREEMENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

                9.9 Entire Agreement. This Agreement and the documents referred to herein constitute the entire agreement between the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements regarding the subject matter hereof existing between the parties hereto are expressly canceled.

                [SIGNATURE PAGE TO IMMEDIATELY FOLLOW THIS PAGE]

                  IN WITNESS WHEREOF, the Company and the Secured Parties have caused this Agreement to 1 executed as of the date first above written.

COMPANY:                                  SECURED PARTY:

XENI FINANCIAL SERVICES, CORP.

By:  /s/ Howard B. Katz
     ------------------                   --------------------------------------
     Name: Howard B. Katz                 Name: (please fill in name)
     Title: Chief Executive Officer

                                          --------------------------------------
                                          Signature

                                    EXHIBIT A

                  This Exhibit A covers all right, title and interest of the
Company in, to and under all of the following wherever located and whether now owned or hereafter owned or acquired:

                  1. that certain Revolving Line of Credit Loan Agreement (the
"Loan Agreement") dated September 29, 2005 between the Company and Mobile
Diagnostic Imaging, Inc. ("MDI") (including that certain Amendment to Agreement relating thereto dated February 9, 2006 between the Company and MDI and that certain letter agreement amendment relating thereto dated June 21, 2006 and any other prior or future amendments or modifications thereto) and all "Loan
Documents" (as defined in such Loan Agreement) related thereto (including that certain Promissory Note dated September 29, 2005 in the original principal amount of Two Hundred Fifty Thousand and 00/00 ($250,000.00) Dollars issued by
MDI to the Company and that certain Promissory Note dated June 21, 2006 in the original principal amount of One Hundred Twenty-One Thousand Sixty-Eight and
21/00 ($121,068.21) Dollars issued by MDI to the Company (collectively, the
"Notes") and all accounts, general intangibles, payment intangibles and rights to payment arising under such Loan Agreement and Loan Documents (including the
Notes) and all guaranties collateral and liens and security interests granted by any person to secure the obligations under the Loan Agreement and Loan Documents
(including the Notes), including those arising under the Security Agreement dated September 29, 2005 by MDI in favor of the Company;

                  2. to the extent not otherwise included, all "proceeds" as defined in Section 9-306(1) of the UCC of each of the foregoing and all accessions to, substitutions and replacements for, and rents, profits and products of each of the foregoing.

                                       i